Exhibit 99.3

Identiv Announces Agreement to Sell its IoT Assets to

Trackonomy, Creating a Global Physical AI and Intelligent

Supply Chain Leader

Enters into Strategic Partnership Framework Agreement to Collaborate on Future SaaS

Opportunities Leveraging Trackonomy’s Physical AI Platform

Post-Close Strategy Focused on Acquiring Highly Complementary SaaS Companies to

Drive Long-Term Shareholder Value

Announces $40 Million Stock Repurchase Program, with Intention to Repurchase Shares

After Transaction Close

Conference Call Today at 5:00 PM EDT / 2:00 PM PDT

Santa Ana, Calif. — June 24, 2026 — Identiv, Inc. (NASDAQ: INVE), a global leader in RFID- and Bluetooth Low Energy (BLE)-enabled Internet of Things (IoT) solutions, announced today that it has entered into a definitive agreement to sell its IoT business operating assets and its Thai subsidiary to Trackonomy Systems, Inc., a pioneer in battery-powered smart labels and a global leader in Physical AI. This transaction represents a significant milestone in the Company’s strategic evolution and positions Identiv for its next chapter of growth.

Under the terms of the agreement, Identiv will sell its IoT assets, including its German R&D center, and its Thai subsidiary, and will contribute $25 million in cash, in exchange for $50 million in Trackonomy preferred equity. Identiv’s cash contribution is intended to support integration efforts and fund incremental capital expenditures, including the scale-up of high-volume opportunities.

The two companies have also entered into a strategic partnership framework agreement to work toward a definitive agreement to collaborate on new software opportunities that leverage Trackonomy’s physical AI platform. Following the transaction close, Identiv’s strategy will focus on building a physical AI SaaS business synergistic with this platform, aiming to drive revenue growth and maximize long-term stockholder value.

Trackonomy serves major global enterprises across healthcare, airline, logistics, and manufacturing markets, as well as government. Its platform uses low-cost, cloud-connected sensors and AI to bring real-time visibility and intelligence to physical goods and assets. Privately held Trackonomy has raised over $250 million and is backed by prominent venture capital firms and investors, including 8VC, Kleiner Perkins, Koch Disruptive Technologies, and InQTel, among others.

The sale is expected to close in Q3 or early Q4 fiscal year 2026, subject to customary closing conditions, including Identiv stockholder approval at a meeting of stockholders to be scheduled. Identiv intends to remain a publicly listed company on the Nasdaq stock exchange under the ticker symbol “INVE”; however, the Identiv name and brand will be included in the sale of the IoT business operating assets, and the name of Identiv’s remaining public company will change after transaction close.

Highly Complementary Capabilities and Compelling Synergies

The two businesses have complementary products and capabilities, and Trackonomy’s acquisition of Identiv’s IoT assets is expected to create compelling strategic and operational synergies. Trackonomy’s deep expertise in large-scale deployments is expected to strengthen execution across strategic programs from Identiv. In addition, Trackonomy’s acquisition of Identiv’s operations, including its state-of-the-art Thailand manufacturing site, is intended to support Trackonomy’s growing demand for production capacity, increase utilization, and drive meaningful cost efficiencies. Overall, the transaction is expected to generate substantial synergies that Identiv believes will support its long-term strategic objectives and benefit its equity ownership in Trackonomy.

Identiv Post-Closing Strategy Targets SaaS Acquisitions to Drive Value Through Integration into Trackonomy’s Physical AI Platform

Following the sale of its IoT operations, Identiv will transition into a SaaS and physical AI-focused company. Leveraging its core expertise in RFID and BLE technologies, Identiv intends to acquire compliance SaaS companies in highly regulated industries at attractive valuations using a combination of cash and stock. Through the expected definitive strategic partnership, these acquired software assets will be integrated into Trackonomy’s physical AI data platform, enhancing the services with a physical AI data and infrastructure layer. This unique integration is intended to create immediate end-customer value and competitive differentiation, expand market reach, and contribute to revenue growth for Identiv’s acquired SaaS businesses.

Identiv is actively evaluating potential acquisition opportunities, with the objective of completing an acquisition shortly after the closing of the transaction with Trackonomy.

Leadership Commentary

“After conducting an extensive review of strategic alternatives, Identiv’s Board of Directors is pleased that the process has resulted in this unique value-creating transaction that will benefit our multiple stakeholders,” said James Ousley, Chairman of the Board of Identiv. “Our largest shareholder is supportive of this transaction and has entered into a voting agreement with the company and Trackonomy. The Identiv Board also unanimously supports this transaction and Identiv’s go-forward business strategy.”

Mr. Ousley continued, “Importantly, Identiv stockholders will be able to benefit from potential upside that may be realized from our expected strategic partnership with Trackonomy and future value creating opportunities long after transaction close.”

“I am incredibly proud that Trackonomy recognizes our team’s achievements and specialized RFID and BLE capabilities. This transaction significantly transforms the company by streamlining and reducing execution risk for Identiv’s IoT business, while preserving financial upside potential for our stockholders through participation in Identiv’s go-forward strategy and ownership interest in Trackonomy,” said Kirsten Newquist, CEO of Identiv.

“By acquiring Identiv’s IoT business assets, I believe Trackonomy can continue its growth and further enhance its position as a leading global provider of vertically integrated physical AI-based solutions across multiple industries,” said Dr. Erik Volkerink, Co-Founder and CEO of Trackonomy.

Governance and Leadership

Upon close of the transaction, Dr. Volkerink will become an observer of Identiv’s Board of Directors, and Mr. Ousley will become an observer of the Trackonomy Board. These appointments are intended to facilitate strategic alignment, continuity, oversight, and direct insight into the two companies’ strategies and execution. The Identiv Board expects the synergies between both companies to scale quickly, fostering a collaborative and mutually beneficial strategic relationship.

Furthermore, the Identiv Board intends to significantly streamline the Company’s go-forward organizational structure into a highly focused, cross-functional team dedicated to driving the new SaaS and physical AI strategy. Post-close, the Board intends to add senior leadership with deep experience in SaaS and M&A integration to lead the organization and successfully execute this next chapter of growth.

Increase in Stock Repurchase Program

Identiv’s Board of Directors has also increased the size of Identiv’s stock repurchase program to $40 million and intends to repurchase shares after the transaction closes. This reflects the Board’s belief in Identiv’s intrinsic value and the company’s priority of delivering tangible returns to its stockholders. The $40 million adds approximately $32 million to the roughly $8.1 million currently available under the stock repurchase program.

Advisors

Raymond James & Associates, Inc. is serving as Identiv’s financial advisor, and Pillsbury Winthrop Shaw Pittman LLP is serving as Identiv’s legal advisor. Cooley LLP is serving as Trackonomy’s legal advisor.

Conference Call

Identiv and Trackonomy will hold a conference call today, June 24, 2026, at 5:00 p.m. EDT (2:00 p.m. PDT) to discuss the transaction. A question-and-answer session will follow the presentation.

Toll-Free: +1 888-506-0062

International Number: +1 973-528-0011

Call ID: 831337

Webcast Link: Register and Join

The teleconference replay will be available through July 8, 2026, by dialing +1 877-481-4010 (Toll-Free Replay Number) or +1 919-882-2331 (International Replay Number) and entering passcode 54193.

If you have any difficulty connecting with the teleconference, please contact Identiv Investor Relations at IR@identiv.com.

About Identiv

Identiv’s RFID- and BLE-enabled IoT solutions create digital identities for physical objects, enhancing global connectivity for businesses, people, and the planet. Its solutions, integrated into over 2.0 billion applications worldwide, drive innovation across healthcare, logistics, consumer electronics, luxury goods, smart packaging, and more. For additional information, visit identiv.com | Follow us on LinkedIn @Identiv

About Trackonomy

Trackonomy is pioneering the next generation of Enterprise Resource Planning (ERP) for logistics and supply chain management, bringing real-time intelligence and automation from the shop floor to the top floor. Its network of interconnected assets turns inanimate objects into smart, self-optimizing systems that improve efficiency, security, and operational control. Serving major global enterprises across logistics, manufacturing, and supply chain industries, Trackonomy’s solutions optimize workflows, and provide end-to-end visibility and product condition monitoring to enhance business performance.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding Identiv’s strategy, opportunities, focus and goals; the expected benefits of the transaction; the terms and conditions related to the transaction, including required stockholder approvals; the expected timing and completion of the transaction; the final amount of Identiv’s expected cash contribution and the anticipated uses thereof; the potential upside from Identiv’s ownership of Trackonomy’s preferred stock, if any; the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits; Identiv’s beliefs regarding its post-closing go-forward business model, acquisition strategy and ability to identify, complete and integrate acquisitions, on a timely basis or at all; Identiv’s intent to remain listed on Nasdaq; Identiv’s intent to implement changes to its management or organizational structure; and the timing, amount and execution of any stock repurchases, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, Identiv’s ability to achieve the intended benefits of the definitive strategic partnership agreement once executed; risks related to the value that may be realized from Identiv’s equity interest in Trackonomy, if any; Trackonomy’s ability to integrate the acquired assets and realize anticipated synergies, cost efficiencies and other expected benefits; Identiv’s ability to identify, complete and integrate acquisition opportunities, including delays, or at all; Identiv’s ability to implement changes to its organizational structure; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval of Identiv’s and Trackonomy’s stockholders are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timelystrati basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; changes to the amount of cash transferred by Identiv pursuant to the transaction agreement; the parties’ ability to negotiate and enter into a definitive agreement contemplated by the strategic partnership framework agreement and the terms thereof; the ability of the expected strategic partnership, related software opportunities or future value-creating opportunities to achieve anticipated benefits; Identiv’s ability to execute its post-closing go-forward business strategy and the success thereof; risks related to the growth of the markets Identiv intends to enter; Identiv’s ability to remain listed on Nasdaq; risks related to the timing, amount and execution of any stock repurchases; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Identiv Investor Relations Contact:

IR@identiv.com

Identiv Media Contact:

press@identiv.com